Supplement, dated August 28, 2007
to Prospectus and Statement of Additional Information, dated May 1, 2007

SUPPLEMENT
MUTUAL OF AMERICA INSTITUTIONAL FUNDS

The Board of Directors of Mutual of America Institutional Funds (“Institutional Funds”) at its regular meeting on August 28, 2007 has voted that the Aggressive Equity Fund shall be closed to new investments. Therefore, on and after October 1, 2007 the Aggressive Equity Fund will no longer be available for new contributions or exchanges from other funds of Institutional Funds.